Related Party Transactions	12 Months Ended
Dec. 31, 2022
Disclosure of transactions between related parties [abstract]
Related Party Transactions

26. RELATED PARTY TRANSACTIONS

During 2022, Zwanziger Family Ventures subscribed to the 2022 Convertible Notes issued by the Company. At December 31, 2022, the Company had accrued interest on the Zwanziger Family Ventures note of $41 (2021: $nil).

The Company’s Directors are the Key Management Personnel for the Group. The total Director’s emoluments for 2022 were $1,311 (2021: $30,197, 2020: $661). Included in the Director’s emoluments for 2022 is $nil of stock compensation expense (2021: $28,376, 2020: $62).

	2020	2021	2022
Salaries and wages	$537	$1,743	$1,267
Stock compensation expense	62	28,376	$-
Pension and other post-employment benefits	33	60	$27
Other employee benefits	29	18	$17
Total	$661	$30,197	$1,311

For the purposes of these remuneration disclosures the values for equity compensation plans are calculated based on the fair value used in Note 15.